UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 18, 2010 (May 13, 2010)

________________________________

NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)

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Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		(757) 629-2680
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

               On January 26, 2010, the Board of Directors amended the Bylaws of Norfolk Southern Corporation, subject to shareholder approval of an amendment to the Articles of Incorporation at the Annual Meeting of shareholders.  The amendment to the Articles of Incorporation was approved at the Annual Meeting of shareholders.  The amended Articles of Incorporation are attached hereto as Exhibit 3 (i), and the amended Bylaws are attached hereto as Exhibit 3 (ii).

Item 5.07.    Submission of Matters to a Vote of Security Holders.

               Norfolk Southern Corporation's Annual Meeting of Shareholders was held on Thursday, May 13, 2010.  The following persons were elected to the Board of Directors for a term of three years:

	FOR	AGAINST	ABSTAIN
Thomas D. Bell, Jr.	266,263,597	5,594,469	1,318,600
Alston D. Correll	265,652,101	6,340,671	1,183,894
Landon Hilliard	243,188,400	28,685,472	1,299,794
Burton M. Joyce	267,459,413	4,507, 954	1,209,299

               Shareholders ratified the appointment of KPMG LLP as Norfolk Southern's independent registered public accounting firm for 2010.  Stockholders cast 304,494,496 votes for the appointment, 4,895,298 votes against the appointment and abstained from casting 1,061,568 votes on the appointment of the independent registered public accounting firm.

               Shareholders approved the amendment to Norfolk Southern Corporation's Articles of Incorporation to declassify the Board of Directors.  Stockholders cast 303,158,918 for the amendment, 5,158,896 votes against the amendment and abstained from casting 2,133,549 votes on the amendment to Norfolk Southern Corporation's Articles of Incorporation.

               Shareholders approved the amended Norfolk Southern Corporation Long-Term Incentive Plan.  Stockholders cast 251,974,164 votes for the approval, 19,079,524 votes against the approval and abstained from casting 2,122,977 votes on the approval of the amended Norfolk Southern Corporation Long-Term Incentive Plan.

               Shareholders approved the amended Norfolk Southern Corporation Executive Management Incentive Plan.  Stockholders cast 292,093,602 votes for the approval, 15,690,288 votes against the approval and abstained from casting 2,667,472 votes on the approval of the amended Norfolk Southern Corporation Executive Management Incentive Plan.

               The stockholder proposal concerning corporate political contributions was defeated.  Stockholders cast 77,044,846 votes for the approval, 158,950,823 votes against the proposal and abstained from casting 37,180,996 votes on the stockholder proposal concerning corporate political contributions.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

               The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit Number	Description
3(i)	Amendment to Articles of Incorporation
3(ii)	Amendment to Bylaws
10.1	Long-Term Incentive Plan
10.2	Executive Management Incentive Plan

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                            SIGNATURES

                                                            NORFOLK SOUTHERN CORPORATION

                                                            (Registrant)

                                                                  /s/ Howard D. McFadden

                                                            Name:  Howard D. McFadden
                                                            Title:    Corporate Secretary

Date: May 18, 2010

                                                                 EXHIBIT INDEX

Exhibit Number	Description
3(i)	Amendment to Articles of Incorporation
3(ii)	Amendment to Bylaws
10.1	Long-Term Incentive Plan
10.2	Executive Management Incentive Plan